Costs and profits in excess of billings on uncompleted contracts	12 Months Ended
Dec. 31, 2021
Costs and profits in excess of billings on uncompleted contracts
Costs and profits in excess of billings on uncompleted contracts
9.	Costs and profits in excess of billings on uncompleted contracts

As at December 31, 2021, the Company had fourteen contracts with total billings of $16,676,700 which were less than total costs incurred and had recognized cumulative revenue of $21,599,410 since those projects began. This compares with seven contracts with total billings of $8,378,093 which were less than total costs incurred and had recognized cumulative revenue of $9,451,726 as at December 31, 2020.

Changes in costs and profits in excess of billings on uncompleted contracts during the year are explained by $983,891 (2020 - $93,415) recognized at the beginning of the year being transferred to accounts receivable, and $4,832,968 (2020 - $1,044,072) resulting from changes in the measure of progress.